UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 26, 2004

                           CREDITRISKMONITOR.COM, INC.
             (Exact name of registrant as specified in its charter)

    NEVADA                            1-8601                        36-2972588
(State or other                     (Commission                    (IRS Employer
jurisdiction of                    File Number)                   Identification
incorporation)                                                         No.)

           110 Jericho Turnpike, Suite 202, Floral Park, NY 11001-2019
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 620-5400

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Item 8.01. Other Events.

On August 30, 2004, Global Credit Services, Inc. ("Global") posted a $900,000 bond to stay execution by the Company of its previously reported $821,000 judgment against Global and a former Vice President. A copy of the Company's press release dated August 31, 2004 announcing this event and a copy of the Company's press release dated August 26, 2004 announcing that as of that date Global had not posted a bond or filed a Notice of Appeal are attached as Exhibits 99.1 and 99.2, respectively.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

            99.1 Press Release dated August 31, 2004.
            99.2 Press Release dated August 26, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CREDITRISKMONITOR.COM, INC.


Date: September 1, 2004                 By: /s/ Lawrence Fensterstock
                                            ----------------------------
                                                Lawrence Fensterstock
                                                Chief Financial Officer